SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: November 19, 1999



                                 MEDIMMUNE, INC.
             (Exact name of registrant as specified in its charter)



                         Commission File Number: 0-19131




                     Delaware                         52-1555759
             (State of Incorporation)              (I.R.S. Employer
                                                   Identification No.)



                35 West Watkins Mill Road, Gaithersburg, MD 20878
                (Address of principal executive office (Zip Code)


Registrant's telephone number, including area code (301) 417-0770


No Exhibits are being filed with this report.


CytoGam, RespiGam and Synagis are registered trademarks of the Company.

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MEDIMMUNE, INC.
Current Report on Form 8-K

ITEM 5.  OTHER EVENTS

MedImmune, Inc. reported the information contained in the following press release dated November 19, 1999:

FOR IMMEDIATE RELEASE

                   MEDIMMUNE TO EXCHANGE 0.15 SHARES FOR EACH
                  U.S. BIOSCIENCE SHARE IN PROPOSED ACQUISITION

Gaithersburg, MD, and West Conshohocken, PA, November 19, 1999 --- MedImmune, Inc. (Nasdaq: MEDI) and U.S. Bioscience, Inc. (Amex: UBS) announced today that each share of U.S. Bioscience common stock will be exchanged for 0.15 shares of MedImmune common stock in the previously announced proposed merger of the two companies. Any fractional shares of U.S. Bioscience stock will be paid in cash.

The exchange ratio was based on MedImmune's average closing price of $106.36 over a 20-day trading period that ended on November 18th, three trading days prior to the U.S. Bioscience Special Meeting of Stockholders, being held to consider the acquisition. The Special Meeting is scheduled for 10:00 a.m. EST on November 23, 1999. Completion of the merger, if approved, is expected to occur shortly after the Special Meeting.

The offering of MedImmune common stock in connection with the merger is made under an effective S-4 Registration Statement. The offering is being made only by means of a proxy statement/prospectus relating to the merger, which has been distributed to U.S. Bioscience stockholders.

MedImmune, Inc., located in Gaithersburg, Maryland, is a biotechnology company focused on developing and marketing products that address medical needs in areas such as infectious disease, transplantation medicine, autoimmune disorders and cancer.

U.S.  Bioscience,  Inc.,  based  in  West  Conshohocken,   Pennsylvania,   is  a
pharmaceutical company specializing in the development and commercialization of products for patients with cancer and AIDS.

Statements about the proposed merger are forward-looking statements that involve risks and uncertainties. Among the factors that could cause actual results of MedImmune, U.S. Bioscience or the combined company to differ materially from those in the forward looking statements are: the failure of the merger to be consummated, the ability of the companies to successfully integrate, challenges inherent in new product development and marketing, governmental laws and regulations, including possible healthcare reform, the availability of favorable tax and accounting treatment for the merger and those factors in the companies' reports and filings with the U.S. Securities and Exchange Commission. The companies disclaim any intention or obligation to update or revise any forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         MEDIMMUNE, INC.
                         ----------------
                         (Registrant)



November 19, 1999        /s/David M. Mott
-----------------        ----------------
Signed by:               David M. Mott, Vice Chairman and
                         Chief Financial Officer